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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    Commission File Number:
       January 12, 2001 (January 9, 2001)                   0-27441



                       XM SATELLITE RADIO HOLDINGS INC.
            (Exact name of registrant as specified in its charter)



        Delaware                                       54-1878819
(State or other jurisdiction                         (IRS Employer
     of incorporation)                          Identification Number)



                          1500 Eckington Place, N.E.
                            Washington, D.C. 20002
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (202) 380-4000


         (Former name or former address, if changed since last report)


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                        XM SATELLITE RADIO HOLDINGS INC.

Item 5.  Other Events.

     On January 9, 2001, XM Satellite Radio Holdings Inc. issued a press release announcing that the launch of its first satellite has been rescheduled for February 28, 2001. Attached as Exhibit A to this Current Report on Form 8-K and incorporated herein by reference is the text of the relevant portion of the January 9, 2001 press release.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

A.       Text from Press Release dated January 9, 2001.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              XM SATELLITE RADIO HOLDINGS INC.


Date:  January 12, 2001              By: /s/ Joseph M. Titlebaum
                                         ------------------------
                                         Joseph M. Titlebaum
                                         Senior Vice President,
                                         General Counsel and
                                         Secretary




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                                 EXHIBIT INDEX
                                 -------------


Exhibit      Description
-------      -----------
   A         Text from Press Release dated January 9, 2001